EXHIBIT 99.1

1/03 Exhibit 99.1

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

OVERVIEW

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with international offices in Bermuda, Spain and the U.K. Operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Diversification of Operations Conservative Investments Long Term Planning

GROWTH IN SHAREHOLDER'S EQUITY ($ in millions) 1994 $108 1996 $241 1998 $440 2000 $531 $880 December 31, 2002 Estimate

OPERATIONS

LINES OF BUSINESS Group Life & Health Global Financial Products General Aviation London Market Operations Other Specialty Operations

REVENUE DIVERSIFICATION Earned Premium Management Fee Income Commission Income Investment Income

REVENUE DIVERSIFICATION ($ in millions) Total Revenue 80% 1999 $346 41% $474 2000 57% $505 2001 68% $678 2002 Estimate 76% Risk Bearing 2003 Estimate $815

ORGANIZATIONAL STRUCTURE Houston Casualty HCC Europe HCC Life HCC Specialty U.S. Specialty Avemco Insurance Intermediaries HCC Employee Benefits HCC Intermediaries Rattner Mackenzie Underwriting Agencies ASU International Dickson Manchester HCC Benefits HCC Global Financial Products Professional Indemnity Agency

INSURANCE COMPANY OPERATIONS Capital Intensive Risk Bearing Capital Protection through Prudent Reinsurance Disciplined Underwriting

INSURANCE COMPANY PREMIUM ($ in millions) Net Written (Retained) Premium $730 $140 1999 $284 2000 $373 2001 $540 2002 Estimate 2003 Estimate

UNDERWRITING AGENCY OPERATIONS Provides Underwriting Management on behalf of Affiliated and Non-Affiliated Insurance Companies Control of Premium Distribution No Capital Required High margin, Non-Risk Bearing Revenue

2003 Estimate 1999 $91 2000 $96 2001 $62 $75 2002 Estimate MANAGEMENT FEES ($ in millions) $85

INTERMEDIARY OPERATIONS Specialty retail, wholesale and reinsurance brokers No capital required High margin, Non-risk bearing revenue

2003 Estimate 2000 $50 1999 $58 2001 $43 2002 Estimate COMMISSION INCOME ($ in millions) $50 $43

FINANCIAL

STRONG BALANCE SHEET No Net Loss Reserve Development Last 10 Years Strong Liquidity Low Risk Investment Portfolio Assets of $3.5 Billion Shareholders' Equity more than $875 Million Debt to Total Capital ratio less than 25%

STRONG GROWTH IN INVESTMENT ASSETS ($ in millions) 1994 $192 1996 $469 1998 $526 $711 $1,135 December 31, 2002 Estimate 2000

1st Qtr Tax Exempt Securities 24 Short Term Investments 25 Other 4 Taxable Securities 47 Taxable Securities - 47% Investment Grade Average Maturity: 3.4 years Duration: 2.9 years Tax Exempt Securities - 24% Investment Grade Average Maturity: 5.7 years Duration: 4.1 years Other 4% December 31, 2002 $1,135 million - Estimate Short Term Investments - 25% CONSERVATIVE INVESTMENT PORTFOLIO

2003 Estimate $42 1999 $31 2000 $40 2001 $40 $39 2002 Estimate INVESTMENT INCOME ($ in millions)

STRONG REVENUE GROWTH ($ in millions) $815 2003 Estimate $474 2000 $346 1999 $505 2001 $678 2002 Estimate

CONSISTENT GROWTH IN BOOK VALUE ($ in millions, except per share data) Book Value Per Share Shareholders' Equity $9.12 $458 $8.94 $440 $10.29 $531 $12.40 $763 $14.10 $880 1999 1998 2000 2001 December 31, 2002 Estimate

STRATEGY FOR CONTINUING SUCCESS

COMPETITIVE ADVANTAGES Strong Financials Highly Rated Insurance Companies Market Leader Expertise and Experience as a Specialty Company

CURRENT FOCUS Earnings Growth Acquisitions and Strategic Investments Long Term Planning

RECENT ACQUISITION HCC Global Financial Products Underwriting Agency formerly called MAG Offices in the U.S., Spain and the U.K. Specializing in D&O and Professional Indemnity Estimated 2003 GWP - $225 Million

RECENT ACQUISITION St. Paul Espana Insurance Company Based in Madrid, Spain Licensed throughout the European Union Specialty Lines of Business; Surety, D&O and PI Estimated 2003 GWP - $100 Million

RECENT ACQUISITION Dickson Manchester Underwriting Agency based in the U.K. Also has Wholesale Broking operations Specializing in Professional Indemnity Estimated 2003 GWP - $50 Million

Earnings Growth expected from 20% to 30% Underwriting Profits more Predictable Growth in Non Risk Bearing Revenue for Future Cycle Management Quarterly Earnings Volatility GAAP vs Operating Income EARNINGS GROWTH

ABOUT FORWARD LOOKING STATEMENTS This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.